UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 25, 2009
Date of Report (date of earliest event reported)
_________________________

THE DRESS BARN, INC.
(Exact name of Registrant as specified in its charter)
_________________________

Connecticut	0-11736	06-0812960
(State or other jurisdiction of	(Commission File Number)	(IRS Employerincorporation
Identification Number)

30 Dunnigan Drive
Suffern, New York 10901
(Address of principal executive offices, including zip code)

(845) 369-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01. Regulation FD Disclosure.

On June 25, 2009, The Dress Barn, Inc. (“Dress Barn”) announced that it entered into an Agreement and Plan of Merger (“Merger Agreement”) that provides for the acquisition of Tween Brands, Inc. (“Tween Brands”) by Dress Barn by means of a merger of a wholly owned subsidiary of Dress Barn with and into Tween Brands.  Dress Barn and Tween Brands conducted a joint conference on June 25, 2009 at 11:00 a.m. to review the transaction.  A copy of the script for the conference call is attached as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

Additional Information and Where to Find It

In connection with the proposed Merger, Dress Barn intends to file with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus for the stockholders of Tween Brands and each of Tween Brands and Dress Barn plan to file other documents with the SEC regarding the proposed merger transaction.  The definitive proxy statement/prospectus will be mailed to stockholders of Tween Brands.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, TWEEN BRANDS’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Tween Brands stockholders and other investors will be able to obtain copies of these materials (when they are available) without charge from the SEC through the SEC’s Web site at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from Dress Barn by directing a request to Dress Barn, 30 Dunnigan Drive, Suffern, NY 10901 Attention: Investor Relations Department (telephone: 845-369-4602) or accessing them on Dress Barn’s corporate Web site at www.dressbarn.com, or from Tween Brands by directing a request to Tween Brands, 8323 Walton Parkway, New Albany, OH 43054 Attention: Investor Relations (telephone 614-775-3739) or accessing them on Tween Brands’s corporate Web site at www. tweenbrands.com.

Dress Barn, Tween Brands and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction under the rules of the SEC.  Information about the directors and executive officers of Dress Barn may be found in its 2008 Annual Report on Form 10-K filed with the SEC on September 24, 2008 and in its definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on November 5, 2008.  Information about the directors and executive officers of Tween Brands may be found in its 2008 Annual Report on Form 10-K filed with the SEC on March 31, 2009 and in its definitive proxy statement relating to its 2009 Annual Meeting of Stockholders filed with the SEC on April 9, 2009.  These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

99.1	Script for conference call held on June 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DRESS BARN, INC.

Date: June 25, 2009	By:	/s/ David R. Jaffe
Name: David R. Jaffe
Title: President and Chief Executive Officer